EXHIBIT 99.1

 December 21, 2004
FOR IMMEDIATE RELEASE

Washington Mutual Names Stephen J. Rotella
President and Chief Operating Officer

Move is Next Step in Company’s Growth and Evolution

SEATTLE, WA — Washington Mutual, Inc. (NYSE: WM) Chairman and Chief Executive Officer Kerry Killinger announced today that JP Morgan Chase executive   Steve Rotella, 51, has been named President and Chief Operating Officer (COO).

 "We embark on our new five-year strategic plan as a far larger and more complex company than we were just five years ago, and so the addition of a President and COO to our team is the natural next step in our growth and evolution as a  top-tier, national financial services company," Killinger said. “Steve’s demonstrated track record as a terrific executive with strong operational skills will help greatly in the execution of our strategic vision.”

Rotella, who assumes his new position on January 10, 2005, will be based at the company’s headquarters in Seattle, Wash. He will be responsible for oversight of the retail, commercial and mortgage lines of business as well as the company’s technology group and day-to-day administration. Rotella will report directly to Killinger.

The company noted that the appointment is the latest step in its continuing commitment to add new management talent where appropriate in order to achieve operational excellence company-wide.

"I have never been more excited about the opportunities to strengthen and grow our company in the years ahead,” Killinger said. “Steve is a wonderful addition to our strong core executive team which continues to make great progress toward our goal of becoming the premier retailer of financial services for consumers and small businesses. In Steve, we’ve found an executive with the skill and experience to accelerate our progress, and who also shares our values.”

Rotella was a member of the JP Morgan Chase Executive Committee and responsible for the Chase Home Finance business, where he managed a team of approximately 18,000 in nearly 300 locations across the country.

“I have admired Washington Mutual’s quick ascent from a small regional player to a national leader in the financial services industry. I know that Washington Mutual’s customer-centric style of banking, deep commitment to the communities it serves and employee-driven culture are a perfect fit for me—and a reflection of Kerry’s strategic approach to redefining financial services.”

Rotella added: “I’m looking forward to meeting Washington Mutual’s employees and helping lead our team as we work to execute Kerry’s vision.”

The company said that it remains focused on executing its core strategies; including:

•         Continuing to grow its superior retail banking model with profitable customer growth, and opening approximately 250 new retail banking stores each year for the foreseeable future;

•         Transforming the company’s mortgage business and maintaining a leading national position in mortgage lending while focusing on profitable market share;

•         Continuing to grow its commercial business, including its market-leading multi-family lending operation and;

•         Maintaining risk management as a top priority, including enhancing the company’s MSR management;

"I've been particularly pleased with the success of the retail bank as well as the progress we're making in our mortgage operations and our cost leadership initiatives in recent months,” Killinger said. “Our teams are focused on delivering great service to our customers and we enter 2005 with good momentum on all these fronts. Now it's time to ensure that all of our operations are aligned, coordinated, and operating with industry-leading efficiency. The addition of Steve will help us do exactly that."

Rotella, who serves on the JP Morgan Chase Executive Committee, has been the chief executive officer, Chase Home Finance, and EVP, JP Morgan Chase since 2001. There, he led all residential lending, directly managing the prime, sub-prime and home equity businesses. He also had responsibility for the capital markets, portfolio management, marketing, credit, human resources, finance and legal activities of those businesses.  He was also responsible for JP Morgan Chase’s Community Development Group.  Previously, he was the chief operating officer, Chase Home Finance from 1998 to 2001.

From 1991 through 1998 he served as EVP, Servicing at Chase Manhattan Mortgage Company.  From 1987 through 1991, Rotella held various positions with Chase’s mortgage business including Senior Vice President, Marketing/Finance/Product Development.  Prior to joining Chase, Rotella worked in the retail brokerage, mutual fund, and systems consulting industries.

His strong belief in giving back to his community and his industry is reflected in his service as chair of Chase’s Housing Advisory Council, which focuses on increasing lending to underserved communities; a member of the Board of Directors of the Mortgage Bankers Association; serving on the Executive Committee of the Financial Services Roundtable’s Housing Policy Council; a member and past president of the Consumer Mortgage Coalition; and former Chair of a large regional arts company in Columbus, Ohio called BalletMet.

A native of New York, Rotella attended State University of New York in Stony Brook, and received his Bachelor’s degree in Economics in 1975.  He earned his MBA in Finance and Information Systems in 1978 from State University of New York in Albany.

About Washington Mutual

With a history dating back to 1889, Washington Mutual is a retailer of financial services that provides a diversified line of products and services to consumers and commercial clients. At September 30, 2004, Washington Mutual and its subsidiaries had assets of $288.83 billion. Washington Mutual currently operates more than 2,300 retail banking, mortgage lending, commercial banking and financial services offices throughout the nation. Washington Mutual’s press releases are available at www.wamunewsroom.com.

Forward Looking Statement

Our Form 10-K/A and other documents that we file with the Securities and Exchange Commission have forward-looking statements. In addition, our senior management may make forward-looking statements orally to analysts, investors, the media and others. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward looking statements were made. There are a number of factors, many of which are beyond our control that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Some of these factors are:

•     General business and economic conditions, including movement in interest rates, may significantly affect our earnings;

•     If we are unable to effectively manage the volatility of our mortgage banking business, our earnings could be adversely affected;

•     If we are unable to fully realize our planned operational and systems efficiencies, as well as our cost containment initiative, our earnings could be adversely affected;

•     Our retail banking business faces competition for loans and deposits from banking and nonbanking companies, which may have a disparate impact on our operations in our emerging markets; and

•     Changes in the regulation of financial services companies and housing government-sponsored enterprises could adversely affect our business.

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Media Contact: Alan Gulick	Investor Contact: Alan Magleby
(206) 377-3637	(206) 490-5182
alan.gulick@wamu.net	alan.magleby@wamu.net